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                                                                   EXHIBIT 10(d)

                                   ADDENDUM TO
                    EXECUTIVE RETIREMENT SUPPLEMENT AGREEMENT


         THIS ADDENDUM TO THE Executive Retirement Supplement Agreement is made and entered into as of the date set forth below, by and between Energen Corporation, an Alabama corporation (the "Company") and the employee of the Company identified below (the "Executive").

         Date:       May 15, 2000

         Executive:  SAMPLE EMPLOYEE

         WHEREAS, the Executive and the Company have entered into an Executive Retirement Supplement Agreement, dated as of October 27, 1999 (the "SERP Agreement");

         WHEREAS, the SERP Agreement provides, in part, for an adjustment in determining the Executive's benefits based upon an offset for certain amounts provided the Executive under a split dollar life insurance or other agreement; and

         WHEREAS, the parties hereto desire to provide for the determination of such offset;

         NOW, THEREFORE, this Addendum to the SERP Agreement is hereby made and shall be effective upon the effective date of the Split Dollar Insurance Agreement.

          (Note: Article and Exhibit Numbering is sequential to that of the SERP Agreement)


                        ARTICLE 5 - ADDENDUM DEFINITIONS

In addition to the definitions and defined terms of the SERP Agreement, the following definitions shall apply to this Addendum:

         "ACTUARIALLY EQUIVALENT" means a benefit having the same value as the amount it replaces, computed on the basis of the definition of Present Value contained in Section 1.12 of the SERP Agreement.

         "ELECTIONS I, II AND III" are as described in Article 7 paragraph c.

         The "EXECUTIVE'S DEATH BENEFIT" is the life insurance death benefit pursuant to section 4(b)(2) of the Split Dollar Insurance Agreement which is paid to the Executive's beneficiary upon his death.

         The "EXECUTIVE'S POLICY INTEREST" is the Executive's interest in the policy's cash surrender value as defined in section 4(b)(1) of the Split Dollar Insurance Agreement. The


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foregoing notwithstanding, if the Split Dollar Insurance Agreement terminates as a result of the Executive's death, then the Executive's Policy Interest shall equal the Executive's Death Benefit.

         "POLICY SPLIT DATE" is the date that the Split Dollar Insurance Agreement terminates.

         "SERP BENEFIT COMMENCEMENT DATE" means the first date that a benefit payment is made under the SERP Agreement.

         The "SPLIT DOLLAR INSURANCE AGREEMENT" is that agreement dated May 15, 2000 by and between the Company and the Executive pursuant to the Energen Corporation Officer Split Dollar Life Insurance Plan.


                        ARTICLE 6 - CALCULATION OF OFFSET

         Section 2.2 of Article 2 of the SERP Agreement shall be applied and interpreted as set forth in this Article 6. The Offset may result in a Supplemental Retirement benefit of $-0-, and may further result in a Supplemental Spouse's Retirement Benefit (as provided in Section 2.3 of the SERP Agreement) of $-0-. In no event shall the Offset reduce the Supplemental Retirement Benefit or the Supplemental Spouse's Retirement Benefit below $-0-:

         (a) Policy Split prior to or contemporaneous with Benefit Commencement. If the Policy Split Date occurs prior to or contemporaneous with the SERP Benefit Commencement Date, then the Offset shall be determined at the SERP Benefit Commencement Date. If Election I applies, then the Offset shall equal a monthly amount payable to the Executive in the normal form (with no election of an optional form of payment) provided under the Retirement Plan that is Actuarially Equivalent to the Executive's Policy Interest at the Policy Split Date. If Election II or III applies, then the Offset shall be a lump sum amount that is equal to the Executive's Policy Interest at the Policy Split Date.

         (b) Policy Split subsequent to Benefit Commencement with Election I or II. If the Policy Split Date occurs subsequent to the SERP Benefit Commencement Date and Election I or II applies, then the Offset will be determined at the Policy Split Date. If Election I applies, then the Offset shall be $0 until the Policy Split Date and on and after the Policy Split date shall equal a monthly amount payable to the Executive in the normal form (with no election of an optional form of payment) provided under the Retirement Plan that is Actuarially Equivalent to the Executive's Policy Interest at the Policy Split Date. If Election II applies, then the Offset shall be a lump sum amount that is equal to the Executive's Policy Interest at the Policy Split Date.

         (c)      Policy Split subsequent to Benefit Commencement with Election
                  III. If the Policy Split Date occurs subsequent to the SERP Benefit Commencement Date and Election III applies, then the Offset will be determined at the SERP Benefit Commencement Date. The Offset shall be a lump sum amount that is equal to the Executive's Policy Interest at the SERP Benefit Commencement Date.

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         (d)   Examples. The following examples are for discussion purposes only and do not reflect actual or expected results or actuarial calculations, nor do they reflect adjustments as of the Eligibility Date for social security benefits.

         Example d1: Policy Split Date Contemporaneous with SERP Benefit Commencement. Assume that

                  (i)      the Executive terminates employment at age 60;

                  (ii) depending on the applicable Election, the Executive's SERP Agreement benefit is payable as a $550,000 lump sum at the Severance Date or a $4,000 per month annuity commencing at age 60;

                  (iii) the Executive's Split Dollar Insurance Agreement terminates at the Severance Date;

                  (iv) the Executive's Policy Interest at the Policy Split Date (which in this example is the same as the Severance Date) is $500,000 and

                  (v) the monthly amount payable for the life of the executive commencing at age 60 that is Actuarially Equivalent to $500,000 is $3,600.

         If Election I applies, then the Offset is $3,600 per month leaving a Supplemental Retirement Benefit of $400 ($4,000 -$3,600) per month commencing at age 60. If Election II or III applies, then the Offset is $500,000 with the Executive receiving a SERP Agreement lump sum of $50,000 ($550,000 - $500,000) within 45 days of the Severance Date.

         Example d2: Policy Split Date Prior to SERP Benefit Commencement. Assume that

                  (i)      the Executive terminates employment at age 58;

                  (ii) depending on the applicable Election, the Executive's SERP Agreement benefit is payable as a $500,000 lump sum at the Severance Date or a $4,300 per month annuity commencing at age 60;

                  (iii) the Executive's Split Dollar Insurance Agreement terminates at the Severance Date (in this example, age 58);

                  (iv) the Executive's Policy Interest at the Policy Split Date (which in this example is the same as the Severance Date) is $425,000 and

                  (v) the monthly amount payable for the life of the Executive commencing at age 60 that is Actuarially Equivalent to $425,000 is $3,200.

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         If Election I applies, then the Offset is $3,200 per month leaving a
         Supplemental Retirement Benefit of $1,100 ($4,300 -$3,200) per month commencing at age 60. If Election II or III applies, then the Offset is $425,000 with the Executive receiving a SERP Agreement lump sum of $75,000 ($500,000 - $425,000) within 45 days of the Severance Date.

         Example d3: Policy Split Date Subsequent to Benefit Commencement. Assume that

                  (i)      the Executive terminates employment at age 58;

                  (ii) depending on the applicable Election, the Executive's SERP Agreement benefit is payable as a $500,000 lump sum at the Severance Date or a $4,300 per month annuity commencing at age 60 or $4,300 per month from age 60 to age 65 plus a lump sum of $515,000 at age 65;

                  (iii) the Executive's Split Dollar Insurance Agreement does not terminate until age 65 (based on Energen's election to delay termination in accordance with the Split Dollar Insurance Agreement);

                  (iv) the Executive's Policy Interest at the Severance Date is $425,000 and at the Policy Split Date (in this example, age 65) is $600,000 and

                  (v) the monthly amount payable for the life of the executive commencing at age 65 that is Actuarially Equivalent to $600,000 is $5,000.


         If Election I applies, then from age 60 to age 65 the Executive will receive a Supplemental Retirement Benefit of $4,300 per month which will reduce to $0 per month at age 65 since the $5,000 per month Offset exceeds the $4,300 per month Supplemental Retirement Benefit. If Election II applies, then from age 60 to age 65 the Executive will receive a Supplemental Retirement Benefit of $4,300 per month at which time the $600,000 Offset will exceed the age 65 lump sum of $515,000 resulting in no further payment to the Executive under the SERP Agreement. If Election III applies, then the Offset is $425,000 with the Executive receiving a SERP Agreement lump sum of $75,000 ($500,000
         - $425,000) within 45 days of the Severance Date

         Example d4: Executive Death Prior to Benefit Commencement. Assume that

                  (i) while actively employed, the Executive dies at age 50 and is survived by his spouse (the Split Dollar Insurance Agreement terminates upon the Executive's Death);

                  (ii)     the Executive's Death Benefit is $1,400,000;

                  (iii) the Executive's SERP Agreement benefit that the Executive would have received had his death not occurred (determined as of his date of death and

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                           depending on the applicable Election) is a lump sum
                           of $200,000 or $1,300 per month commencing at age 55; and

                  (iv) that $9,700 per month commencing at age 55 is the Actuarial Equivalent of $1,400,000. Regardless of the Election the Spouse's benefit under the SERP Agreement is generally 50% of the benefit that the Executive would have received.


         If Election I applies, then the Supplemental Retirement Benefit is $1,300 per month and the Offset is $9,700 thus the Supplemental Spouse's Retirement Benefit is -$0-. If Election II or III applies, then the Executive's lump sum is $200,000 and the Offset is $1,400,000, thus the Spouse's lump sum is -$0-.


                    ARTICLE 7 - SERP BENEFIT PAYMENT ELECTION

         a.       The provisions of this Article 7 supersede and replace Section
2.5 of the SERP Agreement and any payment elections previously made pursuant to
Section 2.5 or other provisions of the SERP Agreement. The Executive has selected and benefits under the SERP Agreement will be paid in accordance with the SERP Benefit payment election marked below. Such payment election shall be effective immediately. Elections II and III shall each constitute "Lump Sum Elections" for purposes of the SERP Agreement including, without limitation,
Section 2.3 of the SERP Agreement. Payment of the lump sum portion of Election II and payment of the lump sum pursuant to Election III shall each constitute "payment of a lump sum pursuant to Section 2.5" for purposes of Section 2.3(d) of the SERP Agreement.

         b. By executing and filing with the Company a form substantially identical to Exhibit II hereof, or such other form as the Company may prescribe or approve, the Executive may revoke an election made in paragraph (c) below or may make any election which could be made pursuant to such paragraph, but any such election or revocation of an election shall not become effective if the Executive's Severance Date occurs within one year from the date such revocation or election is made.

         c.       The Executive has selected the payment election marked below:

MARK ONE

           [ ]    I.       Full Annuity: The Supplemental Retirement Benefit
                           shall be payable in monthly installments as described in Section 2.2 of the SERP Agreement.

           [ ]    II.      Combination Annuity/Lump Sum: Until the date that the
                           Split Dollar Insurance Agreement is terminated, the
                           Supplemental Retirement Benefit shall be payable in monthly installments as described in Section 2.2 of the SERP Agreement. Upon termination of the Split
                           Dollar Insurance Agreement, in lieu of receiving the remaining Supplemental Retirement Benefit, the
                           Executive shall be paid a lump sum that is the Present Value, as of the date payment is made, of the


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                           remaining Supplemental Retirement Benefit. Such lump
                           sum payment shall be made as promptly as practical, and in all events within 45 days, after the later of the Executive's Severance Date or the date of termination of the Split Dollar Insurance Agreement.

              [ ] III. Lump Sum. In lieu of receiving the Supplemental Retirement Benefit, the Executive shall be paid a lump sum that is the Present Value, as of the date payment is made, of the Supplemental Retirement Benefit. Such payment shall be made as promptly as practical after the Executive's Severance Date and, in all events, within 45 days after such Severance Date.

                                        ENERGEN CORPORATION


                                  By:
                                      ------------------------------------------
                                      W. David Self
                                  Its:  Vice President - Human Resources


                                  EXECUTIVE

                                  ----------------------------------------------
                                  SAMPLE EMPLOYEE


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                                   EXHIBIT II

                                    ELECTION
                                   PURSUANT TO
              ADDENDUM TO EXECUTIVE RETIREMENT SUPPLEMENT AGREEMENT

         I hereby revoke any and all elections heretofore made by me pursuant to the terms of that certain EXECUTIVE RETIREMENT SUPPLEMENT AGREEMENT, dated as of ______________________, and/or the ADDENDUM TO EXECUTIVE RETIREMENT SUPPLEMENT AGREEMENT, dated as of ______________________, entered into by and between Energen Corporation and ___________________, and elect to have my benefit paid as follows:

MARK ONE

     [ ] I.       Full Annuity: The Supplemental Retirement Benefit shall be payable in monthly installments as described in Section 2.2 of the SERP Agreement.

     [ ] II.      Combination Annuity/Lump Sum: Until the date that the Split
         Dollar Insurance Agreement is terminated, the Supplemental Retirement Benefit shall be payable in monthly installments as described in
         Section 2.2 of the SERP Agreement. Upon termination of the Split Dollar Insurance Agreement, in lieu of receiving the remaining Supplemental Retirement Benefit, the Executive shall be paid a lump sum that is the Present Value, as of the date payment is made, of the remaining Supplemental Retirement Benefit. Such lump sum payment shall be made as promptly as practical, and in all events within 45 days, after the later of the Executive's Severance Date or the date of termination of the Split Dollar Insurance Agreement.

     [ ] III.     Lump Sum. In lieu of receiving the Supplemental Retirement
         Benefit, the Executive shall be paid a lump sum that is the Present Value, as of the date payment is made, of the Supplemental Retirement Benefit. Such payment shall be made as promptly as practical after the Executive's Severance Date and, in all events, within 45 days after such Severance Date.


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         I understand that the foregoing election and revocation, if applicable, will not become effective if my Severance Date occurs within one year from the date of acceptance indicated below.


                                            ------------------------------------
                                            Participant


                                            Accepted by:
                                            ENERGEN CORPORATION

                                            ------------------------------------
                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------
                                            Date:
                                                  ------------------------------


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